                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 28, 1996


                            SUNRISE PRESCHOOLS, INC.
- ------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                        0-16425                     86-0532619
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(STATE OR OTHER JURISDICTION     (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION NUMBER)


9128 East San Salvador Road, Suite 200, Scottsdale, Arizona         85258
- -----------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (602) 860-1611
- ----------------------------------------------------------------------------


                                      N/A
- ----------------------------------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 28, 1996 pursuant to the terms of an Asset Purchase Agreement, Sunrise Preschools, Inc. (the "Company") acquired the assets (equipment, licenses and any and all other property of any nature, whether tangible or intangible, used in connection with the business, except for trade names and trademarks) of Children's Choice Learning Center, a preschool owned and operated by Children's Choice, Inc. in Phoenix, Arizona.

The consideration paid by Sunrise in connection with the acquisition was $410,000, which was paid at the closing of the acquisition on June 28, 1996. The consideration was paid from Sunrise's cash and cash equivalents, and was determined through arm's length negotiations between representatives of Sunrise and Children's Choice. Neither Sunrise nor, to the knowledge of Sunrise, any affiliate, director or officer of Sunrise, or any associate of any director or officer of Sunrise, had any material relationship with Children's Choice or any shareholder of Children's Choice prior to the acquisition.

The purchased assets consisted primarily of equipment and other intangible assets. Following the acquisition, Sunrise will continue to use the assets for substantially the same purposes as they were used before the acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

        Audited financial statements of Children's Choice Learning Center, Inc. are not readily available. The required unaudited financial statements for Children's Choice Learning Center follow:

                    Children's Choice Learning Center, Inc.
                           Unaudited Income Statement
                      For the Year Ended December 31, 1995

        Operating Revenues                                     $597,732

        Operating Expenses
           Payroll                                              227,217
           Facilities and maintenance                           173,076
           General and administrative                           101,559
                                                               --------
              Total operating expenses                          501,852
                                                               --------
        Income from Operations                                   95,880

        Interest Expense                                          4,420
                                                               --------
           Net Income                                          $ 91,460
                                                               ========

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              As of April 30, 1996
                                 (In thousands)

                                     Historical
                                 --------------------
                                           Children's    Pro Forma    Pro Forma
                                 Sunrise    Choice      Adjustments    Combined
                                 -------   ----------   -----------   ---------
           ASSETS
Current Assets
  Cash and cash equivalents      $ 3,500     $(16)         $  16       $ 3,055
                                                            (445)
  Accounts receivable, net           467       --             --           467
  Prepaids and other                 208       --             --           208
  Deferred tax asset, current        109       --             --           109
                                 -------     ----          -----       -------
    Total current assets           4,284      (16)          (429)        3,839
  Property and equipment, net      1,594       34            (34)        1,651
                                                              57
  Deferred tax asset, net            586       --             --           586
  Note receivable from PSI           256       --             --           256
  Goodwill                           351       --            317           668
  Deposits and other                 410      364           (364)          481
                                                              71
                                 -------     ----          -----       -------
    Total assets                 $ 7,481     $382          $(382)      $ 7,481
                                 =======     ====          =====       =======

       LIABILITIES AND
    SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable               $   163     $ --          $  --       $   163
  Accrued Expenses                   476       31            (31)          476
  Notes payable and capital
    leases, current                  139        6             (6)          139
  Deferred rent, current             132       --             --           132
  Deferred gain, current              45       --             --            45
                                 -------     ----          -----       -------
    Total current liabilities        955       37            (37)          955
Notes Payable and Capital
  Leases, net                        456       30            (30)          456
Deferred Rent, net                   328       --             --           328
Deferred Gain, net                    99       --             --            99

Shareholders' Equity
  Preferred stock                    857       --             --           857
  Common stock                        30        5             (5)           30
  Paid-in capital                  7,625       --             --         7,625
  Retained earnings (deficit)     (2,869)     310           (310)       (2,869)
                                 -------     ----          -----       -------
    Total shareholders' equity     5,643      315           (315)        5,643
                                 -------     ----          -----       -------
      Total liabilities and
        shareholders' equity     $ 7,481     $382          $(382)      $ 7,481
                                 =======     ====          =====       =======

See accompanying Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
          Unaudited Pro Forma Condensed Consolidated Income Statement
                    For the Fiscal Year Ended July 31, 1995
                     (In thousands, except per share data)

                                     Historical
                                 --------------------
                                           Children's    Pro Forma    Pro Forma
                                 Sunrise    Choice      Adjustments    Combined
                                 -------   ----------   -----------   ---------
Operating Revenues               $ 9,715     $566          $  --       $10,281

Operating Expenses
  Payroll                          4,731      201            (21)        4,911
  Facilities and maintenance       2,976      162             27         3,165
  General and administrative       1,396      103             --         1,499
                                 -------     ----          -----       -------
    Total operating expenses       9,103      466              6         9,575
                                 -------     ----          -----       -------
Income from Operations               612      100             (6)          706

Non-operating Income (Expense)
  Interest income (expense), net     (39)      (5)            --           (44)
  Other income                        14       --             --            14
                                 -------     ----          -----       -------
    Total non-operating income
      (expense)                      (25)      (5)            --           (30)
                                 -------     ----          -----       -------

Income before Income Taxes           587       95             (6)          676

Income Tax Benefit                   220       --             --           220
                                 -------     ----           ----       -------
  Net Income                     $   807     $ 95           $ (6)      $   896
                                 =======     ====           ====       =======
  Net Income Available for
    Common Stock                 $   757                               $   846
                                 =======                               =======
Net Income (Loss) per Common
  Share and Common Share
  Equivalent
   Primary                       $  0.29                               $  0.32
                                 =======                               =======
   Fully Diluted                 $  0.25                               $  0.28
                                 =======                               =======
Average Shares Outstanding
   Primary                         2,621                                 2,621
                                 =======                               =======
   Fully Diluted                   3,208                                 3,208
                                 =======                               =======

See accompanying Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (b) Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
          Unaudited Pro Forma Condensed Consolidated Income Statement
                    For the Nine Months Ended April 30, 1996
                     (In thousands, except per share data)

                                            HISTORICAL
                                   ------------------------
                                                 CHILDREN'S     PRO FORMA       PRO FORMA
                                     SUNRISE       CHOICE      ADJUSTMENTS      COMBINED
                                   ----------   -----------   -------------    -----------
Operating Revenues                  $7,421         $460          $    -         $7,881

Operating Expenses
  Payroll                            3,612          184             (29)         3,767
  Facilities and maintenance         2,729          118              24          2,871
  General and administrative         1,044           70             -            1,114
                                   -------        -----          ------        -------
    Total operating expenses         7,385          372              (5)         7,752
                                   -------        -----          ------        -------

Income from Operations                  36           88               5            129

Non-operating Income (Expense)
  Interest income (expense) net         47           (2)              -             45
  Other income (expense), net            3            -               -              3
                                   -------        -----           -----         ------
    Total non-operating income
      (expense)                         50           (2)              -             48
                                   -------        -----           -----         ------
  Net Income                        $   86         $ 86           $   5         $  177
                                   =======         ====           =====         ======

  Net Income (Loss) Available for
    Common Stock                    $ (120)                                     $  (29)
                                   =======                                      ======

  Net Income (Loss) per Common
    Share and Common Share
    Equivalent                      $(0.04)                                     $(0.01)
                                   =======                                     =======

  Average Shares Outstanding         2,966                                       2,966
                                   =======                                     =======

See accompanying Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (b) Pro Forma Financial Information

                    Sunrise Preschools, Inc. and Subsidiary
    Note to Unaudited Pro Forma Condensed Consolidated Financial Statements


        (1) Pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet consisted of eliminating all Childrens' Choice balances, reducing cash and cash equivalents by $445,000
            (the purchase price of $410,000 plus other acquisition costs), increasing property and equipment by $57,000 (the estimated fair market value of the assets acquired) increasing goodwill by $317,000 and increasing other intangible assets by $71,000.

            Pro forma adjustments to the unaudited pro forma condensed consolidated income statements consisted of reducing payroll costs by the amount of salaries paid to the seller and increasing facilities and maintenance costs for depreciation and amortization of the acquired assets.


    (c) Exhibits
        --------

        (1) Asset Purchase Agreement between Children's Choice Learning Center, Inc. and Sunrise Preschools, Inc. dated June 26, 1996, with one amendment dated June 28, 1996.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 9, 1996                   By:/s/ James R. Evans
                                             ----------------------------------
                                             James R. Evans
                                             Chairman of the Board of Directors
                                             and President (Principal Executive
                                             Officer)